Exhibit 10.1

FIFTH AMENDMENT AGREEMENT

This FIFTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 7th day of October, 2011 among:

(a)                                  CINTAS CORPORATION NO. 2, a Nevada corporation (“Borrower”);

(b)                                 the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)                                  KEYBANK NATIONAL ASSOCIATION, as joint lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)                                 J.P. MORGAN SECURITIES LLC (successor by merger to Banc One Capital Markets, Inc.), as joint lead arranger under the Credit Agreement;

(e)                                  JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as syndication agent under the Credit Agreement;

(f)                                    THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as co-documentation agent under the Credit Agreement;

(g)                                 U.S. BANK NATIONAL ASSOCIATION, as co-documentation agent under the Credit Agreement; and

(h)                                 FIFTH THIRD BANK, as co-documentation agent under the Credit Agreement.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 28, 2004, that provides, among other things, for loans and letters of credit aggregating Three Hundred Million Dollars ($300,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1.                                       Amendment to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Applicable Facility Fee Rate”, “Applicable Margin” and “Commitment Period” therefrom and to insert in place thereof, respectively, the following:

“Applicable Facility Fee Rate” shall mean:

(a)                                  for any date prior to the Fifth Amendment Effective Date, the Applicable Facility Fee Rate in effect prior to the Fifth Amendment Effective Date;

(b)                                 effective on the Fifth Amendment Effective Date until the first Margin Adjustment Date after the Fifth Amendment Effective Date, twelve and one-half (12.50) basis points; and

(c)                                  commencing on the first Margin Adjustment Date after the Fifth Amendment Effective Date and on each Margin Adjustment Date thereafter, the number of basis points set forth in the following matrix, based upon the S&P Rating or the Moody’s Rating in effect at such time:

Level	S&P Rating	Moody’s Rating	Applicable Basis Points for the Facility Fee
1	A+ or higher	A1 or higher	8.00
2	A	A2	10.00
3	A-	A3	12.50
4	BBB+	Baa1	15.00
5	BBB	Baa2	17.50
6	less than BBB	less than Baa2	25.00

provided that, notwithstanding anything above to the contrary, (i) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and the difference in Levels is only one Level, then the Applicable Facility Fee Rate shall be based upon the higher of the applicable S&P Rating and Moody’s Rating, (ii) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and such difference is two Levels or more, then the Applicable Facility Fee Rate shall be based upon the Level immediately below the Level determined based on the higher of the S&P Rating and the Moody’s Rating, (iii) if only one of the two ratings (S&P Rating or Moody’s Rating) shall exist, then the existing rating shall determine the Level of the Applicable Facility Fee Rate, and (iv) if neither the S&P Rating nor the Moody’s Rating shall exist, then the Applicable Facility Fee Rate shall be set at Level 6.  Changes to the Applicable Facility Fee Rate shall be immediately effective on each Margin Adjustment Date.  The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof.

“Applicable Margin” shall mean:

(a)                                  for any date prior to the Fifth Amendment Effective Date, the Applicable Margin in effect prior to the Fifth Amendment Effective Date;

(b)                                 effective on the Fifth Amendment Effective Date until the first Margin Adjustment Date after the Fifth Amendment Effective Date, eighty-seven and one-half (87.50) basis points for Eurodollar Loans; and

(c)                                  commencing on the first Margin Adjustment Date after the Fifth Amendment Effective Date and on each Margin Adjustment Date thereafter, the number of basis points set forth in the following matrix, based upon the S&P Rating or the Moody’s Rating in effect at such time:

Level	S&P Rating	Moody’s Rating	Applicable Basis Points for Eurodollar Loans
1	A+ or higher	A1 or higher	67.00
2	A	A2	77.50
3	A-	A3	87.50
4	BBB+	Baa1	97.50
5	BBB	Baa2	107.50
6	less than BBB	less than Baa2	125.00

provided that, notwithstanding anything above to the contrary, (i) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and the difference in Levels is only one Level, then the Applicable Margin shall be based upon the higher of the applicable S&P Rating and Moody’s Rating, (ii) if the S&P Rating and the Moody’s Rating shall at any time be at different Levels in the above chart, and such difference is two Levels or more, then the Applicable Margin shall be based upon the Level immediately below the Level determined based on the higher of the S&P Rating and the Moody’s Rating, (iii) if only one of the two ratings (S&P Rating or Moody’s Rating) shall exist, then the existing rating shall determine the Level of the Applicable Margin, and (iv) if neither the S&P Rating nor the Moody’s Rating shall exist, then the Applicable Margin shall be set at Level 6.  Changes to the Applicable Margin shall be immediately effective on each Margin Adjustment Date.  The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof.

“Commitment Period” shall mean the period from the Closing Date to October 6, 2016 or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof.

2.                                       Additions to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Consolidated EBITDA” shall mean, for any period, as determined on a Consolidated basis, Consolidated EBIT plus the amount deducted in determining Consolidated Net Earnings in respect of Consolidated Depreciation and Amortization Charges.

“Consolidated Depreciation and Amortization Charges” shall mean, for any period, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of Borrower for such period, as determined on a Consolidated basis.

“Fifth Amendment Effective Date” means October 7, 2011.

“Leverage Ratio” shall mean, as determined on a Consolidated basis, the ratio of (a) Consolidated Funded Indebtedness (for the most recently completed fiscal quarter of Parent); to (b) Consolidated EBITDA (for the most recently completed four fiscal quarters of Parent).

3.                                       Amendment to Financial Covenants.  Section 5.7 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:

(a)                                  Leverage Ratio.  The Companies shall not suffer or permit at any time the Leverage Ratio to exceed 3.50 to 1.00.

4.                                       Closing Deliveries.  Concurrently with the execution of this Amendment, Borrower shall:

(a)                                  execute and deliver to Agent, for its sole benefit, the Fifth Amendment Agent Fee Letter, and pay to Agent the fees stated therein;

(b)                                 execute and deliver to Agent, for the pro rata benefit of the Lenders, the Fifth Amendment Closing Fee Letter, and pay to Agent the fees stated therein;

(c)                                  cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and

(d)                                 pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.

5.                                       Representations and Warranties.  Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Fifth Amendment Effective Date as if made on the Fifth Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy or insolvency laws or similar laws affecting the rights of creditors generally or by general principles of equity.

6.                                       Waiver and Release.  Borrower, by signing below, hereby waives and releases Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims arising out of, or relating to, the Credit Agreement and the other Loan Documents of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.                                       References to Credit Agreement and Ratification.  Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

8.                                       Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9.                                       Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

10.                                 Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

11.                                 Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

CINTAS CORPORATION NO. 2

By:	/s/ J. Michael Hansen
J. Michael Hansen,
Vice President & Treasurer

KEYBANK NATIONAL ASSOCIATION
as Agent and as a Lender

By:	/s/ Brian Fox
Brian Fox
Vice President

Signature Page 1 of 8 to

Fifth Amendment Agreement

JPMORGAN CHASE BANK, N.A.
as Syndication Agent and as a Lender

By:	/s/ Lisa Whatley
Name:	Lisa Whatley
Title:	Senior Vice President

Signature Page 2 of 8 to

Fifth Amendment Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.
as Co-Documentation Agent and as a Lender

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

Signature Page 3 of 8 to

Fifth Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agent and as a Lender

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Vice President

Signature Page 4 of 8 to

Fifth Amendment Agreement

FIFTH THIRD BANK
as Co-Documentation Agent and as a Lender

By:	/s/ Megan S. Szewc
Name:	Megan S. Szewc
Title:	Vice President

Signature Page 5 of 8 to

Fifth Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ C. Joseph Richardson
Name:	C. Joseph Richardson
Title:	Senior Vice President

Signature Page 6 of 8 to

Fifth Amendment Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Thiplada Siddiqui
Name:	Thiplada Siddiqui
Title:	Vice President

Signature Page 7 of 8 to

Fifth Amendment Agreement

THE NORTHERN TRUST COMPANY

By:	/s/ Jeffrey P. Sullivan
Name:	Jeffrey P. Sullivan
Title:	Vice President

Signature Page 8 of 8 to

Fifth Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fifth Amendment Agreement dated as of October 7, 2011.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent arising out of, or relating to, the Credit Agreement and the other Loan Documents, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

CINTAS CORPORATION		CINTAS CORPORATION NO. 3

By:	/s/ J. Michael Hansen	By:	/s/ J. Michael Hansen
Name:	J. Michael Hansen	Name:	J. Michael Hansen
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

CINTAS CORP. NO. 8, INC.		CINTAS — RUS, L.P.
By: Cintas Corp. No. 8, Inc., its general
partner

By:	/s/ J. Michael Hansen	By:	/s/ J. Michael Hansen
Name:	J. Michael Hansen	Name:	J. Michael Hansen
Title:	Vice President & Treasurer	Title:	Vice President & Treasurer

CINTAS CORP. NO. 15, INC.

By:	/s/ J. Michael Hansen
Name:	J. Michael Hansen
Title:	Vice President & Treasurer

Signature Page to

Guarantor Acknowledgment and Agreement